UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2013

Date of reporting period:  May 31, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report

Convergence Core Plus Fund

May 31, 2013

Investment Adviser

Convergence Investment Partners, LLC
4200 West 115th Street
Suite 100
Leawood, Kansas 66211

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	11

SCHEDULE OF SECURITIES SOLD SHORT	19

STATEMENT OF ASSETS AND LIABILITIES	21

STATEMENT OF OPERATIONS	22

STATEMENT OF CHANGES IN NET ASSETS	23

STATEMENT OF CASH FLOWS	24

FINANCIAL HIGHLIGHTS	25

NOTES TO FINANCIAL STATEMENTS	27

NOTICE OF PRIVACY POLICY & PRACTICES	35

ADDITIONAL INFORMATION	36

Dear Shareholder:

We are pleased to provide to you the semi-annual report of the Convergence Core Plus Fund for the period ended May 31, 2013. With the Fund’s inception on December 29, 2009, we have now completed over three full years and we are pleased to report that it has been a very good period, both on an absolute and relative basis.

Performance:

Your Fund was up 76.58% on a cumulative basis from December 29, 2009 (its inception) to May 31, 2013 versus the Russell 3000 Index at 57.30%. Ten thousand dollars invested in Institutional Class shares of the Convergence Core Plus Fund (MARNX) at its inception would be worth $17,657 as of 5/31/2013, $1,927 more than the Russell 3000 Index.* For the time period of January 1, 2013 through May 31, 2013, your Fund was up 16.56% versus the Russell 3000 Index at 15.55%. We are especially proud of the fact that your Fund has now out-performed the Russell 3000 Index, its benchmark, in calendar years 2010, 2011, 2012, and so far in 2013. Morningstar gave the Convergence Core Plus Fund a 5 Star Rating for the period ended March 31, 2013. (The Overall Morningstar Rating is among 1,474 Large Blend Funds and is based on risk-adjusted returns, derived from a weighted average of the three-, five-, and ten-year (if applicable) Morningstar metrics.) Performance for the Fund versus the market was driven by both our Dynamic Investment Model, and the broader mandate afforded the Fund through the ability to short.

	Through May 31, 2013
					Since
			One	Three	Inception
	May	YTD	Year	Year	(12/29/09)
Convergence Core Plus
Institutional Class (MARNX)	4.55%	16.56%	31.53%	19.53%	18.09%
Russell 3000	2.36%	15.55%	27.88%	16.82%	14.16%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-677-9414. The Gross Expense Ratio for the Institutional Class Shares is 2.52%.

Our proprietary dynamic model seeks to incorporate the best attributes of both quantitative methods with traditional fundamental management. Quant strategies have the advantage of being able to assimilate a lot of information, validate concepts, and avoid emotional biases. Fundamental managers have the advantage that they can incorporate current market conditions into their evaluation. Our dynamic model actively measures the market environment and adjusts our model in an effort to seek out alpha, thereby applying what we believe are the best attributes of both approaches.

Our ability to short aided the portfolio throughout the year. While maintaining a beta close to one throughout the period, our short positions helped hold the portfolio up relative to the market. The long short spread added 87 basis points (gross) to the portfolio over the first 6 months of the fiscal year even as the market experienced high levels of volatility. For the fiscal year to date, the Convergence Core Plus Fund outperformed the Russell 3000 Index by 101 basis points (net).  Remarkably, nearly all of the out-performance came on down days. With a daily up-capture ratio of 98.06%, and a daily down capture ratio of just 87%, alpha was added in a strong bull market by losing on average less on down days. And while the portfolio ended up with a sales turnover ratio of 152%, a material proportion was driven by the short positions, which enabled the portfolio, net of trading costs, to outperform its benchmark in a very difficult environment.

The Environment:

Over the past two years we have made the case that the market was positioned to advance, notwithstanding the ongoing “macro” issues. And it has. After well over a 100% advance since the lows on March 9, 2009, the market now stands at a very important inflection point. The Federal Reserve is set to hand off responsibility for the economy to the economy. The aggressive money printing operation is almost certain to gradually come to an end. If the “real” economy is for real, the long term prospects for the market remain very positive, and likely will improve.

Like a child on a sugar high, however, the de-tox period is likely to be volatile. We believe growth is slowly picking up, and real economic growth will replace the sugar induced growth we have seen thus far. For investors looking for an entry point, we believe you will get your opportunity in the short term.

An Alternative to Traditional Investing:

The Convergence proprietary dynamic model used to manage the Fund is designed to measure changing preferences in the marketplace, an essential attribute in volatile times in our view.  The broader mandate afforded the Fund through its ability to short gives us an opportunity to add potential value even when traditional approaches to stock investing struggle. In difficult times, flexibility is key.

No better evidence than the last 3 years.

Thank you for your support.

David W. Schulz
President
Convergence Investment Partners, LLC

*
This illustrates the performance of a hypothetical $10,000 investment made in Institutional Class shares of the Fund from 12/29/2009 – 5/31/2013. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This does not imply any future performance.

Opinions expressed are subject to change, are not guaranteed and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in midcap companies involve additional risk such as limited liquidity and greater volatility than larger capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The fund regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

© 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

“For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Convergence Core Plus Fund was rated against the following numbers of U.S. domiciled Large Blend funds over the following time periods: 1,474 funds in the last three years. With respect to these Large Blend funds, Convergence Core Plus Fund received a Morningstar Rating of 5 stars, for the three-year period. Past performance is not guarantee of future results.”

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. You cannot invest directly in an index.

A basis point is equal to 100th of a percent.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Up-capture compares an investment’s performance against its benchmark during periods when the benchmark’s performance is positive, while down capture compares the investment’s performance against the benchmark during periods when the benchmark’s performance is negative.

CONVERGENCE CORE PLUS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/12 – 5/31/13).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CONVERGENCE CORE PLUS FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/12	5/31/13	12/1/12 – 5/31/13*
Actual**	$1,000.00	$1,184.40	$12.53
Hypothetical (5% return
before expenses)***	$1,000.00	$1,013.46	$11.55

*
Expenses are equal to the Fund’s annualized expense ratio of 2.30%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.35%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $7.35.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $6.79.

	Investment Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/31/13	5/31/13	1/31/13 – 5/31/13*
Actual**	$1,000.00	$1,104.70	$8.44
Hypothetical (5% return
before expenses)***	$1,000.00	$1,008.42	$8.06

*
Expenses are equal to the Fund’s annualized expense ratio of 2.44%, multiplied by the average account value over the period, multiplied by 120/365 (to reflect the period since inception).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.55%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $5.36.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $5.12.

CONVERGENCE CORE PLUS FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Total Returns as of May 31, 2013

	Institutional	Russell
	Class Shares	3000 Index
One Year	31.53%	27.88%
Three Year	19.53%	16.82%
Since Inception (12/29/09)	18.09%	14.16%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $100,000 Investment

*  Inception Date

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of May 31, 2013

	Investment	Russell
	Class Shares	3000 Index
Since Inception (1/31/13)	10.47%	9.54%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Investment Class shares. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

CONVERGENCE CORE PLUS FUND

Schedule of Investments

May 31, 2013 (Unaudited)

	Shares	Value

COMMON STOCKS 129.04%

Accommodation 0.48%
Starwood Hotels & Resorts Worldwide, Inc.	12,550	$857,165

Administrative and Support Services 1.19%
Corrections Corp. of America	26,805	942,186
Manpowergroup, Inc.	5,836	334,228
Robert Half International, Inc.	24,740	859,962
		2,136,376

Air Transportation 2.36%
Copa Holdings SA (b)	10,882	1,429,025
Delta Air Lines, Inc. (a)	77,730	1,399,917
Southwest Airlines Co.	99,460	1,409,348
		4,238,290

Ambulatory Health Care Services 0.80%
Omnicare, Inc.	31,050	1,429,232

Amusement, Gambling, and Recreation Industries 0.49%
Wynn Resorts Ltd.	6,376	866,434

Apparel Manufacturing 0.54%
Cintas Corp.	10,530	480,747
Quiksilver, Inc. (a)	61,110	480,936
		961,683

Beverage and Tobacco Product Manufacturing 0.88%
Lorillard, Inc.	36,970	1,569,007

Building Material and Garden Equipment
and Supplies Dealers 1.20%
Lumber Liquidators Holdings, Inc. (a)	18,485	1,517,803
MSC Industrial Direct Co., Inc.	7,650	632,425
		2,150,228

Chemical Manufacturing 8.83%
CF Industries Holdings, Inc.	8,402	1,604,446
Clorox Co.	11,003	914,129
Endo Pharmaceuticals Holdings, Inc. (a)	46,650	1,693,395
Huntsman Corp.	58,753	1,142,746
Johnson & Johnson	12,094	1,018,073
Olin Corp.	67,850	1,691,501

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

May 31, 2013 (Unaudited)

	Shares	Value

Chemical Manufacturing 8.83% (Continued)
PDL BioPharma, Inc.	109,077	$899,885
Pfizer, Inc.	156,483	4,261,031
United Therapeutics Corp. (a)	24,685	1,640,812
Zoetis, Inc.	30,581	978,592
		15,844,610

Clothing and Clothing Accessories Stores 3.29%
Abercrombie & Fitch Co.	28,723	1,438,448
ANN, Inc. (a)	52,518	1,611,252
Hanesbrands, Inc. (a)	21,656	1,079,768
Ross Stores, Inc.	27,296	1,755,132
		5,884,600

Computer and Electronic Product Manufacturing 12.85%
Cisco Systems, Inc.	33,693	811,327
Exelis, Inc.	53,720	652,698
Harman International Industries, Inc.	17,448	926,489
Harris Corp.	62,997	3,158,040
Hewlett Packard Co.	169,531	4,139,947
Intel Corp.	200,081	4,857,966
International Business Machines Corp.	21,691	4,512,162
L-3 Communications Holdings, Inc.	8,515	724,541
Marvell Technology Group Ltd. (b)	74,695	809,694
Northrop Grumman Corp.	15,121	1,245,820
Raytheon Co.	17,710	1,180,194
		23,018,878

Credit Intermediation and Related Activities 5.68%
Fifth Third Bancorp	64,210	1,168,622
KeyCorp	149,980	1,616,784
PrivateBancorp, Inc.	87,902	1,701,783
Regions Financial Corp.	185,871	1,697,002
Susquehanna Bancshares, Inc.	158,030	1,897,941
Western Union Co.	56,947	932,792
Zions Bancorporation	41,617	1,167,357
		10,182,281

Data Processing, Hosting and Related Services 0.29%
AOL, Inc.	14,990	519,553

Educational Services 0.58%
Grand Canyon Education, Inc. (a)	32,580	1,046,470

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

May 31, 2013 (Unaudited)

	Shares	Value

Electronics and Appliance Stores 0.96%
GameStop Corp.	51,854	$1,719,479

Food and Beverage Stores 0.15%
Kroger Co.	7,947	267,575

Food Manufacturing 3.46%
Dean Foods Co. (a)	150,060	1,574,130
General Mills, Inc.	32,670	1,538,104
Hillshire Brands Co.	44,850	1,553,604
Ingredion, Inc.	22,370	1,523,844
WhiteWave Foods Co. (a)	0	6
		6,189,688

Food Services and Drinking Places 0.92%
Bloomin’ Brands, Inc. (a)	38,970	906,442
Chipotle Mexican Grill, Inc. (a)	2,080	750,880
		1,657,322

Furniture and Related Product Manufacturing 0.35%
Steelcase, Inc.	44,774	619,672

Gasoline Stations 0.61%
Delek US Holdings, Inc.	30,210	1,088,466

Health and Personal Care Stores 1.66%
CVS Caremark Corporation	27,936	1,608,555
Rite Aid Corp. (a)	159,850	469,959
Vitamin Shoppe, Inc. (a)	20,570	899,732
		2,978,246

Hospitals 0.90%
Magellan Health Services, Inc. (a)	29,550	1,610,475

Insurance Carriers and Related Activities 8.65%
Aetna, Inc.	26,670	1,610,335
Aflac, Inc.	58,481	3,256,806
First American Financial Corp.	17,810	425,303
Humana, Inc.	17,600	1,421,728
Molina Healthcare, Inc. (a)	39,385	1,488,753
Old Republican International Corp.	66,080	899,349
Prudential Financial, Inc.	58,137	4,009,708
Reinsurance Group of America, Inc.	12,140	799,905

The accompanying notes are an integral part of these financial statements.\

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

May 31, 2013 (Unaudited)

	Shares	Value

Insurance Carriers and Related Activities 8.65% (Continued)
Wellpoint, Inc.	20,590	$1,584,812
		15,496,699

Machinery Manufacturing 5.40%
AGCO Corp.	14,230	789,338
Applied Materials, Inc.	44,290	673,208
CNH Global INV (b)	14,416	624,934
General Electric Co.	287,722	6,709,677
KLA-Tencor Corp.	15,582	877,111
		9,674,268

Management of Companies and Enterprises 3.09%
AES Corp.	112,480	1,372,256
AGL Resources, Inc.	34,773	1,471,941
Associated Banc-Corp.	104,020	1,602,948
Huntington Bancshares, Inc.	141,060	1,093,215
		5,540,360

Merchant Wholesalers, Durable Goods 3.37%
Avnet, Inc. (a)	96,393	3,292,785
United Stationers, Inc.	12,490	431,030
Xerox Corp.	263,109	2,312,728
		6,036,543

Merchant Wholesalers, Nondurable Goods 4.03%
AmerisourceBergen Corp.	30,670	1,658,634
Cardinal Health, Inc.	35,490	1,666,609
Herbalife Ltd. (b)	20,680	965,136
Procter & Gamble Co.	2,439	187,218
Ralph Lauren Corp.	15,650	2,740,159
		7,217,756

Mining (except Oil and Gas) 0.65%
Coeur Mining, Inc. (a)	81,660	1,158,756

Miscellaneous Manufacturing 0.82%
Hasbro, Inc.	33,190	1,476,291

Miscellaneous Store Retailers 0.87%
PetSmart, Inc.	23,167	1,563,773

The accompanying notes are an integral part of these financial statements.\

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

May 31, 2013 (Unaudited)

	Shares	Value

Motion Picture and Sound Recording Industries 1.04%
Time Warner, Inc.	31,970	$1,866,089

Nonstore Retailers 1.51%
GNC Hldgs, Inc.	35,120	1,581,454
World Fuel Services Corp.	27,730	1,129,443
		2,710,897

Oil and Gas Extraction 0.35%
MRC Global, Inc. (a)	22,070	626,567

Other Information Services 1.26%
HomeAway, Inc. (a)	52,990	1,620,434
Yahoo!, Inc. (a)	24,192	636,250
		2,256,684

Paper Manufacturing 2.36%
Domtar Corp.	19,680	1,426,210
Greif, Inc.	27,770	1,446,817
Sonoco Products Co.	38,510	1,348,620
		4,221,647

Performing Arts, Spectator Sports, and Related Industries 0.45%
Life Time Fitness, Inc. (a)	16,290	811,894

Petroleum and Coal Products Manufacturing 13.93%
Alon USA Energy, Inc.	40,541	742,306
Chevron Corp.	53,950	6,622,362
Exxon Mobil Corp.	78,569	7,108,136
HollyFrontier Corp.	21,890	1,083,555
Marathon Petroleum Corp.	28,037	2,313,053
Phillips 66	48,635	3,237,632
Tesoro Corp.	17,080	1,052,982
Valero Energy Corp.	42,838	1,740,508
Western Refining, Inc.	32,393	1,080,954
		24,981,488

Primary Metal Manufacturing 1.60%
Steel Dynamics, Inc.	87,480	1,341,943
United States Steel Corp.	86,010	1,521,517
		2,863,460

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

May 31, 2013 (Unaudited)

	Shares	Value

Professional, Scientific, and Technical Services 5.31%
Amgen, Inc.	8,714	$876,019
Babcock & Wilcox Co.	20,530	609,330
CACI International, Inc. (a)	5,050	323,907
Computer Sciences Corp.	15,650	698,147
LPL Financial Holdings, Inc.	21,300	789,804
Moody’s Corp.	48,850	3,245,594
SAIC, Inc.	45,080	653,660
SYNNEX Corp. (a)	30,240	1,226,232
URS Corp.	12,980	628,751
VMware, Inc. (a)	6,659	473,588
		9,525,032

Publishing Industries (except Internet) 7.89%
Aspen Technology, Inc. (a)	18,120	554,834
Brocade Communications Systems, Inc. (a)	260,545	1,414,759
CA, Inc.	43,010	1,174,603
Microsoft Corp.	142,744	4,978,912
Oracle Corp.	137,276	4,634,438
Thomson Reuters Corp. (b)	41,430	1,383,762
		14,141,308

Rental and Leasing Services 0.74%
Avis Budget Group, Inc. (a)	40,000	1,326,400

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 3.13%
CBOE Holdings, Inc.	18,450	740,583
Financial Engines, Inc.	2,827	121,900
Janus Capital Group, Inc.	103,374	906,590
T Rowe Price Group, Inc.	50,687	3,845,116
		5,614,189

Telecommunications 3.10%
AT&T, Inc.	58,200	2,036,418
CenturyLink, Inc.	17,400	594,210
Time Warner Cable, Inc.	23,551	2,249,356
Virgin Media, Inc.	13,511	670,956
		5,550,940

Transportation Equipment Manufacturing 5.47%
Boeing Co.	42,993	4,257,167
General Dynamics Corp.	9,157	706,005

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

May 31, 2013 (Unaudited)

	Shares	Value

Transportation Equipment Manufacturing 5.47% (Continued)
General Motors Co. (a)	75,538	$2,559,983
Lockheed Martin Corp.	17,541	1,856,364
Visteon Corp. (a)	6,878	436,547
		9,816,066

Utilities 4.00%
Entergy Corp.	21,660	1,491,941
NRG Energy, Inc.	57,570	1,469,186
PG&E Corp.	30,830	1,384,575
TECO Energy, Inc.	85,760	1,510,234
UGI Corp.	34,230	1,307,244
		7,163,180

Wholesale Electronic Markets and Agents and Brokers 0.82%
Tech Data Corp. (a)	29,470	1,477,036

Wood Product Manufacturing 0.73%
Boise Cascade Co. (a)	43,247	1,300,005
TOTAL COMMON STOCKS (Cost $215,303,302)		231,253,058

REAL ESTATE INVESTMENT TRUSTS 4.07%
American Assets Trust, Inc.	27,101	872,652
CBL & Associates Properties, Inc.	36,766	845,250
Dupont Fabros Technology, Inc.	39,580	959,023
Essex Property Trust, Inc.	5,780	908,269
Extra Space Storage, Inc.	24,091	1,009,173
Home Properties, Inc.	16,000	972,321
Liberty Property Trust	20,980	851,368
Mid-America Apartment Communities, Inc.	12,990	882,930
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,956,833)		7,300,986

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

May 31, 2013 (Unaudited)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS 2.60%
AIM STIT-STIC Prime Portfolio, 0.030% (c)	4,660,284	$4,660,284
TOTAL SHORT-TERM INVESTMENTS (Cost $4,660,284)		4,660,284
Total Investments (Cost $226,920,419) 135.71%		243,214,328
Liabilities in Excess of Other Assets (35.71)%		(64,000,400)
TOTAL NET ASSETS 100.00%		$179,213,928

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown represents the rate at May 30, 2013.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short

May 31, 2013 (Unaudited)

	Shares	Value
Acacia Research Corp.	33,242	$831,050
Acadia Healthcare Co., Inc.	23,880	797,353
Aegerion Pharmaceuticals, Inc.	10,681	777,897
Amtrust Financial Services, Inc.	23,720	783,472
Ariad Pharmaceuticals, Inc.	41,281	757,094
AvalonBay Communities, Inc.	3,370	447,064
Axiall Corp.	19,420	837,973
Beacon Roofing Supply, Inc.	19,110	787,714
Beam, Inc.	10,406	674,725
BorgWarner, Inc.	8,610	698,013
Boyd Gaming Corp.	62,079	808,889
Caesars Entertainment Corp.	53,880	780,721
Catamaran Corp. (a)	14,855	731,163
Chart Industries, Inc.	8,340	811,315
Cheniere Energy, Inc.	44,940	1,318,989
Chicago Bridge & Iron Co. (a)	12,360	782,388
Cirrus Logic, Inc.	45,130	823,623
Colfax Corp.	14,530	725,047
Constellation Brands, Inc.	14,850	787,199
Elizabeth Arden, Inc.	16,540	779,034
F5 Networks, Inc.	9,545	794,240
Facebook, Inc.	39,002	949,699
Freescale Semiconductor Ltd. (a)	49,760	792,179
Fresh Market, Inc.	15,810	783,227
Groupon, Inc.	107,312	824,156
Gulfport Energy Corp.	7,896	376,560
Haemonetics Corp.	17,920	739,738
Hain Celestial Group, Inc.	2,936	195,596
Halcon Resources Corp.	205,940	1,087,363
Helen Of Troy Ltd. (a)	20,130	798,557
Hilltop Holdings, Inc.	44,179	706,864
Hospitality Properties Trust	14,450	421,651
Insulet Corp.	31,840	950,743
Investors Bancorp, Inc.	39,230	775,969
Ironwood Pharmaceuticals, Inc.	60,838	812,187
JC Penney Co., Inc.	51,132	898,901
Jive Software, Inc.	6,718	113,534
Kansas City Southern	6,980	772,686
KBR, Inc.	21,980	793,478
Kilroy Realty Corp.	8,438	446,455
Kodiak Oil & Gas Corp. (a)	167,890	1,474,074
Kosmos Energy Ltd. (a)	131,450	1,356,564
Leucadia National Corp.	25,570	802,387
Liberty Ventures	9,208	751,097

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continuted)

May 31, 2013 (Unaudited)

	Shares	Value
Loral Space & Communications, Inc.	13,050	$785,871
MBIA, Inc.	52,830	752,827
Mead Johnson Nutrition Co.	9,349	757,923
Molycorp, Inc.	100,170	658,117
NetFlix, Inc.	4,060	918,575
NII Holdings, Inc.	98,590	760,129
Northwest Natural Gas Co.	18,510	790,932
On Assignment, Inc.	34,060	886,922
Pall Corp.	11,191	763,226
Palo Alto Networks, Inc.	14,520	704,510
Pentair Ltd. (a)	12,480	726,835
Pepco Holdings, Inc.	38,140	792,168
Prospect Capital Corp.	88,450	918,996
Restoration Hardware Holdings, Inc.	13,660	763,184
Royal Gold, Inc.	15,010	821,948
Scorpio Tankers, Inc. (a)	151,357	1,436,378
ServiceNow, Inc.	18,815	691,639
Sotheby’s	19,670	732,708
South Jersey Industries, Inc.	13,600	794,512
Splunk, Inc.	14,862	694,947
St. Joe Co.	22,390	457,204
Starz	31,390	724,481
Strategic Hotels & Resorts, Inc.	56,630	455,305
Tahoe Resources, Inc. (a)	49,680	723,097
Theravance, Inc.	25,950	909,289
United Bankshares, Inc.	26,920	700,189
Valley National Bancorp	82,830	771,976
Veeco Instruments, Inc.	18,139	768,912
VeriFone Systems, Inc.	31,863	743,364
ViaSat, Inc.	10,390	727,923
Walter Energy, Inc.	7,471	127,455
Walter Investment Management Corp.	20,870	759,877
Wesco Aircraft Holdings, Inc.	51,882	910,529
Westamerica Bancorporation	17,604	792,708
Whole Foods Market, Inc.	7,000	363,020
Wolverine World Wide, Inc.	15,040	787,344
Workday, Inc.	13,940	895,366
Zynga, Inc.	218,020	741,268
Total Securities Sold Short (Proceeds $61,192,607)		$62,670,282

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Assets and Liabilities

May 31, 2013 (Unaudited)

Assets
Investments, at value (cost $226,920,419)	$243,214,328
Receivable for investments sold	63,393,194
Dividends and interest receivable	627,131
Cash	15,689
Deposit for short sales at broker	448,521
Receivable for Fund shares sold	823,617
Other assets	18,957
Total Assets	308,541,437

Liabilities
Securities sold short, at value (proceeds $61,192,607)	62,670,282
Distribution Fees - Investment Class	33
Payable for Fund shares redeemed	4,491
Payable for investments purchased	66,433,614
Dividends payable on short positions	28,015
Payable to Adviser	139,926
Payable to affiliates	40,489
Accrued expenses and other liabilities	10,659
Total Liabilities	129,327,509
Net Assets	$179,213,928

Net Assets Consist Of:
Paid-in capital	148,746,338
Accumulated net investment income	491,766
Accumulated net realized gain	15,159,590
Net unrealized appreciation on:
Investments	16,293,909
Securities sold short	(1,477,675)
Net Assets	$179,213,928

Investor Class Shares
Net Assets	50,867
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	3,214

Net asset value and redemption price per share	$15.83
Institutional Class Shares
Net Assets	179,163,061
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	11,308,618

Net asset value, redemption price and offering price per share	$15.84

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Operations

For the Six Months Ended May 31, 2013 (Unaudited)

Investment Income
Dividend income	$1,965,063
Interest income	3,246
Total Investment Income	1,968,309

Expenses
Advisory fees	626,787
Interest and Broker expenses	363,656
Dividends on short positions	232,382
Administration fees	60,843
Transfer agent fees and expenses	32,198
Fund accounting fees	29,145
Federal and state registration fees	18,010
Custody fees	10,613
Audit and tax fees	8,926
Legal fees	8,194
Chief Compliance Officer fees and expenses	3,862
Reports to shareholders	3,449
Trustees’ fees and related expenses	2,847
Distribution fees – Investor Class	33
Other expenses	3,626
Total Expenses	1,404,571
Expense Recoupment by Adviser (Note 4)	38,417
Net Expenses	1,442,988

Net Investment Income	525,321

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	19,098,962
Short transactions	(3,152,416)
Change in net unrealized appreciation (depreciation) on:
Investments	6,886,280
Short transactions	(2,178,016)
Net Realized and Unrealized Gain on Investments	20,654,810

Net Increase in Net Assets from Operations	$21,180,131

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Changes in Net Assets

	Six Months Ended
	May 31, 2013	Year Ended
	(Unaudited)	November 30, 2012
From Operations
Net investment income (loss)	$525,321	$328,048
Net realized gain (loss) from:
Investments	19,098,962	7,745,446
Short transactions	(3,152,416)	(2,142,108)
Change in net unrealized
appreciation (depreciation) on:
Investments	6,886,280	5,575,771
Short transactions	(2,178,016)	1,072,147
Net increase in net assets from operations	21,180,131	12,579,304

From Distributions
Net investment income – Institutional Class	(416,700)	—
Net realized gain on investments –
Institutional Class	(3,372,985)	(172,712)
Net decrease in net assets resulting
from distributions paid	(3,789,685)	(172,712)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	81,355,573	28,038,704
Proceeds from shares sold – Investor Class	46,125	—
Net asset value of shares issued in
reinvestment of distributions to shareholders –
Institutional Class	3,160,075	168,609
Payments for shares redeemed –
Institutional Class	(8,149,309)	(12,119,540)
Net increase in net assets from
capital share transactions	76,412,464	16,087,773
Total Increase in Net Assets	93,802,910	28,494,365

Net Assets
Beginning of period	85,411,018	56,916,653
End of period	$179,213,928	$85,411,018

Accumulated Net Investment Income	$491,766	$383,145

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2013 (Unaudited)

Cash Flows from Operating Activities:
Change in net assets resulting from operations	$21,180,131
Adjustments to reconcile change in net assets resulting
from operations to net cash provided by operating activities:
Purchases of investments	(356,681,713)
Purchases of short-term investments net	(4,574,561)
Proceeds from sales of long-term investments	256,679,653
Return of capital distributions received from underlying investments	1,537
Increase in payable for distribution fees	33
Increase in dividends and interest receivable	(287,632)
Increase in deposits at broker for short sales	(448,521)
Increase in receivable for investment securities sold	(63,393,194)
Increase in prepaid expenses and other assets	(2,385)
Proceeds from securities sold short	143,831,016
Purchases to cover securities sold short	(114,100,356)
Increase in payable for investment securities purchased	66,433,614
Increase in dividends payable on short positions	13,484
Decrease in payable to broker	(25,278)
Increase in payable to Adviser	69,651
Decrease in accrued expenses and other liabilities and expenses payable	(10,105)
Unrealized appreciation on investments	(6,886,280)
Unrealized depreciation on short transactions	2,178,016
Net realized gain on investments	(19,098,967)
Net realized loss on short transactions	3,152,416
Net cash provided by operating activities	(71,969,441)

Cash Flows from Financing Activities:
Proceeds from shares sold	80,767,478
Payment on shares redeemed	(8,164,433)
Cash distributions paid to shareholders	(629,610)
Net cash used in financing activities	71,973,435
Net change in cash	$3,994

Cash:
Beginning Balance	11,695
Ending Balance	$15,689

Supplemental Disclosures:
Cash paid for interest	$202,744
Non-cash financing activities-distributions reinvested	3,160,075
Non-cash financing activities-increase in receivable for Fund shares sold	634,220
Non-cash financing activities-decrease in payable for Fund shares redeemed	15,124

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights – Institutional Class Shares

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months			Period
	Ended	Year Ended		Ended
	May 31, 2013	November 30,		November 30,
	(Unaudited)	2012	2011	2010(1)
Net Asset Value, Beginning of Period	$13.97	$11.56	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)	0.06	0.06	(0.04)	0.01
Net realized and unrealized
gain on investments	2.42	2.39	0.97	1.35
Total from Investment Operations	2.48	2.45	0.93	1.36

Less distributions paid:
From net investment income	(0.07)	—	(0.02)	—
From net realized gains	(0.54)	(0.04)	(0.71)	—
Total distributions paid	(0.61)	(0.04)	(0.73)	—

Net Asset Value, End of Period	$15.84	$13.97	$11.56	$11.36
Total Return(3)	18.44%	21.21%	8.27%	13.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$179,163	$85,411	$56,917	$23,603
Ratio of expenses to average net assets:
Before waiver and expense
reimbursement(4)(5)	2.24%	2.52%	2.64%	2.58%
After waiver and expense
reimbursement(4)(5)	2.30%	2.61%	2.58%	2.16%
Ratio of net investment income
(loss) to average net assets:
Before waiver and
expense reimbursement(5)	0.90%	0.56%	(0.39)%	(0.29)%
After waiver and expense
reimbursement(5)	0.84%	0.47%	(0.33)%	0.13%
Portfolio turnover rate(3)	152.39%	275.88%	412.51%	391.48%

(1)	The Fund commenced operations on December 29, 2009.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.29% and 1.35%,1.41% and 1.50%, 1.56% and 1.50%, 1.92% and 1.50% for the periods ended May 31, 2013, November 30, 2012, November 30, 2011, and November 30, 2010 respectively.

(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights – Investment Class Shares

Per Share Data for a Share Outstanding Throughout Each Period

Period Ended
May 31, 2013(1)
(Unaudited)
Net Asset Value, Beginning of Period	$14.33

Income (loss) from investment operations:
Net investment income (loss)(2)	0.03
Net realized and unrealized gain on investments	1.47
Total from Investment Operations	1.50

Less distributions paid:
From net investment income	—
From net realized gains	—
Total distributions paid	—

Net Asset Value, End of Period	$15.83
Total Return(3)	10.47%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$51
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	2.44%
After waiver and expense reimbursement(4)(5)	2.44%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(5)	0.64%
After waiver and expense reimbursement(5)	0.64%
Portfolio turnover rate(3)	152.39%

(1)	The Investor Class Shares commenced operations on January 31, 2013.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.55% and 1.55% for the period ended May 31, 2013.

(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements
May 31, 2013 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Convergence Core Plus Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital growth. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective on December 29, 2009 and commenced operations on December 29, 2009 and January 31, 2013 for the Institutional and Investment Class shares, respectively.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
May 31, 2013 (Unaudited)

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Equity(1)
Common Stock	$231,253,058	$—	$—	$231,253,058
Real Estate
Investment Trusts	7,300,986	—	—	7,300,986
Total Equity	238,554,044	—	—	238,554,044
Short-Term Investments	4,660,284	—	—	4,660,284
Total Assets	$243,214,328	$—	$—	$243,214,328
Liabilities:
Securities Sold Short	$62,670,282	$—	$—	$62,670,282

(1)  See the Schedule of Investments for industry classifications.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
May 31, 2013 (Unaudited)

The Fund did not hold any investments during the six months ended May 31, 2013 with significant unobservable inputs which would be classified as Level 3.  During the six months ended May 31, 2013, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the reporting period.

(b)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Fund’s securities sold short and payable to broker are held with or due to one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2012, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
May 31, 2013 (Unaudited)

(d)	Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The Fund does not charge a redemption fee, therefore the offering and redemption price per share are equal to the Fund’s net asset value per share.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) is recognized on the ex-date and included in dividend income.  The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
May 31, 2013 (Unaudited)

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$11,972	$1,513,477
Long-Term Capital Gain	$160,740	$4,309

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2012.  The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.  The amount designated as long-term capital gain for the fiscal years ended November 30, 2012 and 2011 was $513,694 and $206,324, respectively.

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$103,809,448
Gross tax unrealized appreciation	$10,417,131
Gross tax unrealized depreciation	(1,565,515)
Net tax unrealized appreciation	8,851,616
Undistributed ordinary income	3,012,267
Undistributed long-term capital gain	742,540
Total distributable earnings	3,754,807
Other accumulated gains/(losses)	470,721
Total accumulated gains	$13,077,144

(1)	Excludes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and straddle adjustments.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Accumulated Undistributed Net Investment Income/(Loss)	$55,097
Accumulated Undistributed Net Realized Gain/(Loss)	$(569,807)
Paid-In Capital	$514,710

On December 17, 2012, the Fund paid distributions of $3,047,109 and $742,576 from ordinary income and long-term capital gains, respectively, to shareholders of record on December 14, 2012.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
May 31, 2013 (Unaudited)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 30, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.50% and 1.75% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional share class and Investment share class, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. During the six months ended May 31, 2013, expenses of $38,417 previously waived by the Adviser were recouped by the Adviser.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2016	$0

(5)	Distribution Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investment class shares for services to prospective Fund shareholders and distribution of Fund shares.  During the six months ended May 31, 2013, the Fund accrued expenses of $33 pursuant to the 12b-1 Plan.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the six months ended May 31, 2013, the Fund incurred $60,843 in administration fees.  At May 31, 2013, the Administrator was owed fees of $20,518.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
May 31, 2013 (Unaudited)

USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended May 31, 2013, the Fund incurred $29,145, $32,198, and $10,613 in fund accounting, transfer agency, and custody fees, respectively.  At May 31, 2013, fees of $10,735, $6,650, and $1,558 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended May 31, 2013, the Fund was allocated $3,862 of the Trust’s Chief Compliance Officer fee.  At May 31, 2013, fees of $1,028 were owed by the Fund for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class
	Six Months Ended	Year Ended
	May 31, 2013	November 30, 2012
Shares sold	5,515,965	2,098,957
Shares reinvested	232,017	14,277
Shares redeemed	(555,253)	(921,132)
Net increase	5,192,729	1,192,102

Investment Class
	Period Ended
	May 31, 2013(1)
Shares sold	3,214
Shares reinvested	—
Shares redeemed	—
Net increase	3,214

(1)	The Investment Class shares commenced operations on January 31, 2013.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the six months ended May 31, 2013, were $356,681,713 and $256,679,653, respectively. There were no purchases or sales of U.S. government securities for the Fund.

CONVERGENCE CORE PLUS FUND
Notes to Financial Statements (Continued)
May 31, 2013 (Unaudited)

(9)	Line of Credit

The Fund has a line of credit in the amount of the lessor of $13,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, and matures on August 15, 2013. This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime 3.25% rate (as of May 31, 2013). The credit facility is with the Fund’s custodian, U.S. Bank. During the six months ended May 31, 2013, the Fund did not utilize the line of credit.

(10)	Recent Accounting Pronouncement

In January, 2013, the FASB issue ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepare in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.  Management is currently evaluating the impact it will have on the Fund’s financial statements. There is no impact of the ASU on the financial statements of the Fund for the six months ended May 31, 2013.

CONVERGENCE CORE PLUS FUND
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE CORE PLUS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 67% of its ordinary income distribution for the year ended November 30, 2012, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2012, 67% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2012. The Fund utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deductions the amounts designated as long-term capital gains were as follows:

Convergence Core Plus Fund
Year Ended November 30, 2012
513,694

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Independent Trustees
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	29	Independent
615 E. Michigan St.	Term; Since		Chair, Department		Trustee, USA
Milwaukee, WI 53202	August 22,		of Accounting,		MUTUALS
Age: 58	2001		Marquette		(an open-end
			University		investment
			(2004–present).		company with
two portfolios).

CONVERGENCE CORE PLUS FUND
Additional Information (Continued)
(Unaudited)

Other
			Number of		Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	29	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Managing	29	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative Officer		Multi-Asset
Age: 69		2009	(“CAO”) and Chief		Endowment
			Compliance Officer		fund complex
			(“CCO”), Granite		(three closed-
			Capital International		end investment
			Group, L.P. (an		companies);
			investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Manager,
			and CCO, Granum		Ramius IDF
			Securities, LLC		fund complex
			(a broker-dealer)		(two closed-end
			(1997–2007).		investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	29	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 50		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

CONVERGENCE CORE PLUS FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 55	Executive	2013	Services, LLC
Officer			(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 33		2005	(2004–present).

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 65	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 31		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will being sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

CONVERGENCE CORE PLUS FUND

Investment Adviser	Convergence Investment Partners, LLC
4200 West 115th Street
Suite 100
Leawood, Kansas 66211

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on February 8, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                   /s/ John Buckel
John Buckel, President

Date           August 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ John Buckel
John Buckel, President

Date           August 5, 2013

By (Signature and Title)*                   /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date           August 5, 2013

* Print the name and title of each signing officer under his or her signature.